Schedule 14A Information

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

/X/ Filed by the Registrant
/ / Filed by a Party other than the Registrant
Check the appropriate box:
/ /   Preliminary Proxy Statement
/ /   Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
/X/   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             The India Fund, Inc.

               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):
/X/   No fee required.
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

          ---------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

      (5) Total fee paid:

          ---------------------------------------------------------------------

/ /   Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:

           --------------------------------------------------------------------

      (2)  Form, Schedule or Registration Statement No.:

           --------------------------------------------------------------------

      (3)  Filing Party:

           --------------------------------------------------------------------

      (4)  Date Filed:

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

                             THE INDIA FUND, INC.

                          622 Third Avenue, 8th Floor
                           New York, New York 10017



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                March 18, 2002
To the Stockholders:

         The Annual Meeting of Stockholders of The India Fund, Inc. (the "Fund") will be held at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York in Conference Room 30J on the 30th Floor, on Friday, April 26, 2002, at 10:00 a.m., for the purposes of considering and voting upon:

1.  The election of directors (Proposal 1); and

2.  Any other business that may properly come before the meeting.

         The close of business on March 11, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                       By Order of the Board of Directors,





                                       /s/ Bryan McKigney
                                       Bryan McKigney
                                       President, Director and Secretary


TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.

                     Instructions for Signing Proxy Cards

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                                 Registration



Corporate Accounts                           Valid Signature
(1) ABC Corp. .............................  ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp. .............................  John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer......  John Doe
(4) ABC Corp. Profit Sharing Plan .........  John Doe, Trustee

Trust Accounts
(1) ABC Trust..............................  Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78....  Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA..........  John B. Smith
(2) John B. Smith..........................  John B. Smith, Jr., Executor

                             THE INDIA FUND, INC.
                          622 Third Avenue, 8th Floor
                           New York, New York 10017



                      ---------------------------------
                                PROXY STATEMENT
                      ---------------------------------


         This proxy statement is furnished in connection with a solicitation by the Board of Directors of The India Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York in Conference Room 30J on the 30th Floor, on Friday, April 26, 2002, at 10:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about March 18, 2002. Any stockholder may request an additional copy of the Fund's annual report containing financial statements for the fiscal year ended December 31, 2001, free of charge, by contacting Advantage Advisers, Inc. at the address listed below or by calling 1-800-421-4777. Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the Election of Directors. The close of business on March 11, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 30,668,333 shares of the Fund's Common Stock outstanding.

         In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal at their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock of the Fund entitled to vote at the Annual Meeting.

         Stockholders who plan on attending the Annual Meeting will be required to provide valid identification in order to gain admission.

         Advantage Advisers, Inc. ("Advantage"), whose principal business address is 622 Third Avenue, 8th Floor, New York, New York 10017, is the Fund's investment manager.

                       PROPOSAL 1: ELECTION OF DIRECTORS

         In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Annual Meeting, stockholders will be asked to elect three Class I Directors to hold office until the 2005 Annual Meetings of Stockholders, respectively, or thereafter when their respective successors are elected and qualified. The term of office of the Class II and III Directors expires at the Annual Meeting of Stockholders in 2003 and 2004, respectively, or thereafter when their successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

         The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominees listed below. Each nominee has indicated that he will serve if elected, but if either nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

         The following table provides information concerning the nominees for election as Director:


                                                                                    Number
                                                                                   of Funds
                                                                                    in Fund
                                                                                    Complex
                                                                                   Overseen
                                                                                      by
                                                                                    Nominee        Other
                             Position Held    Length of    Principal Occupation   (including   Directorships
    Name, Address and Age      with Fund     Term Served   during Past 5 Years     the Fund)   Held by Nominee
--------------------------   -------------   -----------   --------------------   ----------   ---------------
Leslie H. Gelb               Director and    Since 1994    President, The               2      Britannica.com;
  The Council on Foreign     Member of the                 Council on Foreign                  Director of 10
    Relations                Audit and                     Relations                           registered
  58 East 68th Street        Nominating                    (1993-Present);                     investment
  New York, NY  10021        Committees                    Columnist                           companies
  Age: 65                                                  (1991-1993), Deputy                 advised by
                                                           Editorial Page Editor               Salomon Brothers
                                                           (1986-1990) and                     Asset Management
                                                           Editor, Op-Ed Page                  ("SBAM").
                                                           (1988-1990), The New
                                                           York Times.

Luis F. Rubio                Director and    Since 1999    President, Centro de         5      None
  Jaime Balmes No. 11, D-2   Member of the                 Investigacion para el
  Los Morales Polanco        Audit and                     Desarrollo, A.C.
  Mexico, D.F.  11510        Nominating                    (Center of Research
  Age:  46                   Committees                    for Development)
                                                           (1981-Present);
                                                           frequent
                                                           contributor of
                                                           op-ed pieces to
                                                           The Los Angeles
                                                           Times and The
                                                           Wall Street
                                                           Journal.

Gabriel Seeyave              Director        Since 1994    Tax Advisor                  1      Director, The
  De Chazal De Mee Building                                (1993-present);                     United Basalt
  10                                                       formerly Partner, De                Products
  Frere Felix de Valois                                    Chazul De Mee & Co.                 Limited.
  Street                                                   (chartered
  Port Luis, Mauritius                                     accountants).
  Age:  71


                  The following table provides information concerning the Directors serving until the year 2003 and 2004 Annual Meetings of
Stockholders:


                                                                                    Number
                                                                                   of Funds
                                                                                    in Fund
                                                                                    Complex
                                                                                   Overseen
                                                                                      by            Other
                                                                                    Nominee     Directorships
                             Position Held    Length of    Principal Occupation   (including       Held by
    Name, Address and Age      with Fund     Term Served   during Past 5 Years     the Fund)       Director
--------------------------   -------------   -----------   --------------------   ----------   ---------------

                     Class II Directors serving until the Year 2003 Annual Meeting of Stockholders
Charles F. Barber            Director,       Since 1993    Consultant; formerly,        6      Director of 3
  66 Glenwood Drive          Chairman of                   Chairman of the Board,              registered
  Greenwich, CT  06830       Audit                         ASARCO Incorporated                 investment
  Age: 85                    Committee and                 (producer of copper                 companies
                             Member, Audit                 and other metals).                  advised by
                             Committee                                                         SBAM.

Jeswald W. Salacuse          Director,       Since 1993    Henry J. Braker              2      Director of 10
  The Fletcher School        Member of                     Professor of                        registered investment
  of Law & Diplomacy at      Audit                         Commercial Law                      companies advised by SBAM;
  Tufts University           Committee and                 (1990-Present) and                  Director,  Municipal
  Medford, MA 02155          Chairman of                   formerly Dean                       Advantage Fund Inc.
  Age: 64                    Nominating                    (1986-1994), The Fletcher
                             Committee                     School of Law & Diplomacy,
                                                           Tufts University.


*Howard M. Singer            Director and    Since 2000    Managing Director,           9      None
  622 Third Avenue           Chairman of                   CIBC World Markets
  8th Floor                  the Board of                  Corp., CIBC
  New York, NY  10017        Directors                     Oppenheimer Advisers,
  Age: 38                                                  L.L.C. and Advantage.

                    Class III Directors serving until the Year 2004 Annual Meeting of Stockholders

Sir Rene Maingard,           Director        Since 1994    Retired                      1      Director, Rogers
  C.B.E.                                                                                       & Co. Ltd.
  De Chazal De Mee                                                                             (shipping,
  Building 10                                                                                  banking).
  Frere Felix de Valois
  Street
  Port Louis, Mauritius
  Age: 84

*Bryan McKigney              Director,       Since 2000    Managing Director            1      None
  622 Third Avenue           President and                 (2000-Present) and
  8th Floor                  Secretary                     Executive Director
  New York, NY  10017                                      (1993-2000), CIBC
  Age: 43                                                  World Markets Corp.;
                                                           Managing Director,
                                                           CIBC Oppenheimer
                                                           Advisers, L.L.C. and
                                                           Advantage; President
                                                           and Secretary of The
                                                           Asia Tigers Fund,
                                                           Inc.; formerly, Vice
                                                           President and
                                                           Division Executive,
                                                           Head of Derivative
                                                           Operations
                                                           (1986-1993) and
                                                           Assistant Vice
                                                           President, Securities
                                                           and Commodity
                                                           Operations
                                                           (1981-1985), Chase
                                                           Manhattan Bank.

---------
*    Mr. Singer and Mr. McKigney are "interested persons," as defined in the
     Investment Company Act of 1940, as amended (the "1940 Act"), because each serves as Managing Director of Advantage and a director and/or officer of affiliates of Advantage, the Fund's investment adviser.

                  The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director.


                                                                        Aggregate Dollar Range of Equity
                                                                        Securities in All Funds Overseen
                                            Dollar Range of Equity       by Director/Nominee and Advised
       Name of Director/Nominee             Securities in the Fund                by Advantage
------------------------------------        ----------------------      --------------------------------
Charles F. Barber                                $1 - $10,000                   $10,001 - $50,000
Leslie H. Gelb                                   $1 - $10,000                     $1 - $10,000
Sir Rene Maingard                                    None                             None
*Brian McKigney                                  $1 - $10,000                     $1 - $10,000
Luis F. Rubio                                    $1 - $10,000                   $10,001 - $50,000
Jeswald W. Salacuse                              $1 - $10,000                     $1 - $10,000
Gabriel Seeyave                                      None                             None
*Howard M. Singer                                $1 - $10,000                   $10,001 - $50,000

---------
*    Mr. Singer and Mr. McKigney are "interested persons" as defined in the 1940 Act.



         The holdings of no Director represented more than 1% of the outstanding shares of the Fund. At March 11, 2002, Directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund. Similarly, at March 11, 2002, none of the Directors nor nominees for election as Director who are not "interested persons" of the Fund as defined in the 1940 Act, nor their immediate family members, owned beneficially or of record any class of securities of Advantage, the Fund's investment adviser, Advantage India, Inc., the Fund's country adviser, or person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with Advantage or Advantage India, Inc.

         The following table sets forth the beneficial ownership of shares of the Fund, at March 11, 2002 by each person known to the Fund to be deemed to be the beneficial owner of more than 5% of the outstanding shares of the Fund.


                                                             Number of Shares
               Name of Beneficial Owner                     Beneficially Owned         Percent Ownership
-----------------------------------------------------       ------------------         -----------------
City of London Investment Group PLC  (1)                         2,846,950                   8.37%
     10 Eastcheap
     London EC3M ILX
     England

President and Fellows of Harvard College (2)                     2,127,201                    6.8%
     c/o Harvard Management Company, Inc.
     600 Atlantic Avenue
     Boston, MA 02210

---------
(1)   Based solely upon information presented in Schedule 13G, providing information as of December 31, 2001, filed by City of London Investment
      Group PLC ("City of London"), which reports sole voting and dispositive power as to all such shares, as well as a Schedule 13G, providing information as of December 31, 2001, filed by City of London Investment
      Management Company Limited, which reports voting and dispositive power as to 2,846,950 shares of the Fund. According to the Schedule 13G filed by City of London, such shares were acquired by its subsidiaries, City of London Investment Management Company Limited and City of London Unit
      Trust Managers Limited. The Fund's understanding is that the aggregate beneficial ownership of shares of the Fund by these affiliated entities is reflected in the Schedule 13G filed by City of London. Pursuant to this understanding, as of December 31, 2001, such ownership would be
      2,846,950 shares, representing 8.37% of the outstanding shares of the
      Fund as of such date.

(2) Based solely upon information presented in Schedule 13G, providing information as of December 31, 2001, filed by President and Fellows of Harvard College, which reports sole voting and dispositive power as to all such shares.


         In addition, at March 11, 2002, Cede & Co., a nominee for participants in The Depository Trust Company, held of record 30,535,174 shares, equal to 99.57% of the outstanding shares of the Fund.

         The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Messrs. McKigney and Singer, the current executive officer of the Fund is:


                                Position(s) Held        Length of                Principal Occupation
Name, Address and Age              with Fund           Term Served               during Past 5 Years
------------------------        ----------------       -----------     ---------------------------------------
Alan E. Kaye                       Treasurer              1999         Executive Director of CIBC World
CIBC World Markets Corp.                                               Markets Corp. (1995-Present); formerly,
622 Third Avenue                                                       Vice President, Oppenheimer & Co., Inc.
8th Floor                                                              (1986-1994).
New York, NY 10017
Age:  49



         The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of the Fund or of Advantage or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. Currently, Messrs. Barber, Gelb, Rubio and Salacuse are members of the Audit Committee. The Audit Committee convened twice during the fiscal year ended December 31, 2001. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent accountants might want to make in that connection. The Fund adopted an Audit Committee Charter in February 2000, which was subsequently amended in May 2000.

         The Audit Committee has received written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP ("PwC"), the Fund's independent accountants, and has discussed with PwC its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC required to be discussed by Statements on Auditing Standards No.61. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended December 31, 2001.

         The Fund's Nominating Committee, whose principal function is to recommend nominees for election as directors of the Fund, is composed of Messrs. Barber, Gelb, Rubio and Salacuse. This Committee did not meet during the fiscal year ended December 31, 2001. The Nominating Committee will accept nominations for the office of director made by the stockholders in a written request addressed to the Secretary of the Fund which includes biographical data and sets forth the qualifications of the proposed nominee. The Fund has no compensation committee.

         During the fiscal year ended December 31, 2001, the Board of Directors met six times. Each director attended at least 75% of the meetings of the Board or the committee of the Board on which he served.

         Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Annual Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by Advantage, Advantage India, Inc., the Fund's country adviser, or affiliates thereof during the Fund's prior fiscal year. The following table provides information concerning the approximate compensation paid during the fiscal year ended December 31, 2001 to each Director of the Fund. No remuneration was paid during the fiscal year ended December 31, 2001 by the Fund to Messrs. McKigney and Singer who, as officers and employees of Advantage and CIBC World Markets Corp., are "interested persons" as defined under the 1940 Act. Please note that the Fund does not provide any pension or retirement benefits to Directors.

                                                   Total Compensation
                                   Aggregate        from Other Funds       Total Compensation
                                 Compensation          Advised by              from Fund
       Name of Director            From Fund           Advantage            and Fund Complex
--------------------------       ------------      ------------------      ------------------
                                                   Directorships (A)       Directorships (A)
Charles F. Barber                   $7,850             $7,600(1)                $47,750(6)
Leslie H. Gelb                      $7,850             $7,500(1)                $15,350(2)
Sir Rene Maingard                   $7,850                 0                      $7,850(1)
Luis Rubio                          $8,450             $8,100(1)                $40,250(5)
Jeswald W. Salacuse                 $8,450             $8,100(1)                $16,550(2)
Gabriel Seeyave                     $7,750                 0                     $7,750(1)

---------
(A)   The numbers in parentheses indicate the applicable number of registered investment company directorships held by that Director.



Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers, persons who own more than ten percent of the Fund's Common Stock, Advantage, Advantage India, Inc. and its directors and officers, to file reports of ownership and changes in ownership of the Fund's securities with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that the Fund's Directors and officers, and Advantage and its directors and officers have complied with applicable filing requirements during the fiscal year ended December 31, 2001.

Required Vote

         Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

                            Additional Information

                             Investment Management


Advantage Advisers, Inc.

         Advantage serves as the Fund's investment manager. The address of Advantage is 622 Third Avenue, 8th Floor, New York, New York 10017.


Advantage India, Inc.

         As of August 1, 2001, Advantage India, Inc. serves as the Fund's country adviser. The address of Advantage is 622 Third Avenue, 8th Floor, New York, New York 10017. Prior to August 1, 2001, Infrastructure Leasing and Financial Services Limited ("ILFS") served as the Fund's country adviser. The address of ILFS is Mahindra Towers, 4th Floor, Dr. G.M. Bhosale Marg, Mumbai, India 400 021.


CIBC World Markets Corp.

         CIBC World Markets Corp. serves as the Fund's administrator. The address of CIBC World Markets Corp. is 622 Third Avenue, 8th Floor, New York, New York 10017. CIBC World Markets Corp. subcontracts certain of its responsibilities to PFPC Inc. The address of PFPC Inc. is 400 Bellevue Parkway, Wilmington, Delaware 19809.


Multiconsult Ltd.

         Multiconsult Ltd. serves as Mauritius administrator to the Fund. Multiconsult Ltd.'s address is De Chazal Du Mee (DCDM) Building 10, Frere Felix de Valois Street, Port Luis, Mauritius.

                     Fees Paid to Independent Accountants

         Audit Fees. The aggregate fees paid to PwC in connection with the annual audit of the Fund and the review of the Fund's financial statements for the fiscal year ended December 31, 2001 was $110,000.

         Financial Information Systems Design and Implementation Fees. There were no aggregate fees billed for information technology services rendered by PwC to the Fund, Advantage, Advantage India, Inc., CIBC World Markets Corp. and entities controlled by either of the investment advisers that provide services to the Fund for the fiscal year ended December 31, 2001.

         All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund, Advantage, Advantage India, Inc., CIBC World Markets Corp., and entities controlled by either that provide services to the Fund for the fiscal year ended December 31, 2001 was $210,000. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of PwC.

                                Other Business

         The Board of Directors of the Fund does not know of any other matter which may come before the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                   Proposals to be Submitted by Stockholders

         All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in 2003, must be received by the Fund (addressed to The India Fund, Inc., 622 Third Avenue, 8th Floor, New York, New York 10017) for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 18, 2002. Any stockholder who desires to bring a proposal at the Fund's 2002 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (addressed to The India Fund, Inc., 622 Third Avenue, 8th Floor, New York, New York 10017) during the thirty-day period from December 27, 2002 to January 26, 2003.

                        Expenses of Proxy Solicitation

         The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of Advantage, CIBC World Markets Corp. and Advantage India, Inc. or their respective affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

March 18, 2002

                                  DETACH HERE


                             THE INDIA FUND, INC.
                ANNUAL MEETING OF STOCKHOLDERS - APRIL 26, 2002

              This Proxy is Solicited on Behalf of the Directors

         The undersigned hereby appoints Bryan McKigney, Barbara Pires, Megan Weilert, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, in Conference Room 30J on the 30th Floor on Friday, April 26, 2002, at 10:00 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated March 18, 2002 and upon all other matters properly coming before said Meeting.

         Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Proposal 1 (which includes all nominees for Director). Please refer to the Proxy Statement for a discussion of the Proposals.

         HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

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   SEE REVERSE     (Continued, and to be signed and dated,     SEE REVERSE
       SIDE                 on the reverse side.)                  SIDE


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                                  DETACH HERE


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 1
                     (including all nominees for Director)


1.  Election of Directors.            2.  The persons named as proxies are
                                          authorized to vote in their
                                          discretion on any other business
                                          as may properly come before the
                                          Annual Meeting.                   /_/

Nominees (Class I) to serve until
the year 2005 Annual Meeting:
                                          Please mark the box at right if
(01) Leslie H. Gelb; (02) Luis F.         you plan to attend.  Please
Rubio; (03) Gabriel Seeyave               bring valid identification.       /_/


    /_/                 /_/
    FOR          WITHHOLD AUTHORITY   Change of Address and/or
The nominees      to vote for the     Comments Mark Here                    /_/
listed above      nominees listed
                       above

                                      Note: Please sign exactly as your name
                                      appears on this Proxy. If joint owners,
                                      EITHER may sign this Proxy. When
                                      signing as attorney, executor,
                                      administrator, trustee, guardian or
                                      corporate officer, please give your
                                      full title.
/_/
   --------------------------------
(INSTRUCTION: To withhold authority   Please Sign, Date and Return the Proxy
to vote for any individual nominee,   Promptly Using the Enclosed Envelope.
write that nominee's name in the
space provided above.)

Signature:              Date:         Signature:              Date:
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